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                                                                    EXHIBIT 23.3




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation of our report included in this Current Report on Form 8-K/A (Amendment No. 1) into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-80984, 33-81002, 333-19691, 333-19693, 333-47299 and
333-59423).



/s/ BDO SEIDMAN, LLP


Troy, Michigan
October 23, 1998